UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 23, 2025
Date of Report (Date of earliest event reported)
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Krispy Kreme, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40573	37-1701311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2116 Hawkins Street, Charlotte, North Carolina 28203
(Address of principal executive offices)

(800) 457-4779
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DNUT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by the Company on April 23, 2025 (the “Original Report”). This Amendment is filed solely to check a box on the cover page of the Original Report.
Item 8.01. Other Events
On April 23, 2025, Krispy Kreme, Inc. (the “Company”) issued a press release announcing that its Board of Directors (the “Board”) has nominated four new candidates, Bernardo Hees, Patrick Grismer, Easwaran Sundaram, and Gordon von Bretten, to stand for election at the Company’s 2025 annual meeting of stockholders (the “Annual Meeting”). The slate of directors nominated by the Board for election at the Annual Meeting also includes five of the Company’s existing directors: Joshua Charlesworth, Marissa Andrada, Patricia Capel, David Deno, and Gerhard Pleuhs.
Olivier Goudet, David Bell, Paul Michaels, Debbie Roberts, Philip Telfer, and Michelle Weese were not nominated for reelection.
A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.
Important Additional Information and Where To Find It
The Company will file proxy materials with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting. Prior to the Annual Meeting, the Company will file a definitive proxy statement (the “Proxy Statement”). STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of the Proxy Statement, any amendments or supplements thereto and any other documents when filed by the Company with the SEC at the SEC’s website (http://www.sec.gov) or at the Company’s website at https://investors.krispykreme.com or by contacting the Company by email at ir@krispykreme.com or by mail at Corporate Secretary, Krispy Kreme, Inc., 2116 Hawkins Street, Charlotte, NC 28203.
Certain Information Regarding Participants
The Company, its directors and certain of its executive officers and other employees may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from stockholders in connection with the Annual Meeting. Additional information regarding the identity of these participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the Annual Meeting. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2024 annual meeting of stockholders, filed with the SEC on April 24, 2024. Information regarding the ownership of the Company’s directors and executive officers in the shares of the Company’s common stock is included in their SEC filings on Forms 3, 4, and 5, which can be found at the SEC’s website at www.sec.gov. Additionally, each of the following individuals who have been nominated by the Company’s Board of Directors to stand for election as a director at the Annual Meeting may be deemed a participant in the solicitation: Bernardo Hees, who beneficially owns 694,445 shares of the Company’s common stock; Patrick Grismer, who does not beneficially own any shares of the Company’s common stock; Easwaran Sundaram, who does not beneficially own any shares of the Company’s common stock; and Gordon von Bretten, who does not beneficially own any shares of the Company’s common stock. More detailed and updated information regarding the identity of participants in the solicitation, and their direct or indirect interests (by security holdings or otherwise), will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the Annual Meeting. These documents can be obtained free of charge from the sources indicated above.
Item 9.01. Financial Statements and Exhibits.
The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release issued by Krispy Kreme, Inc. dated April 23, 2025
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KRISPY KREME, INC.

Dated: April 28, 2025

By:    /s/ Atiba Adams

Name:	Atiba Adams
Title:	Chief Legal Officer and Corporate Secretary